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                                                                   EXHIBIT 10.11


                           HORIZON HEALTH CORPORATION
                             1998 STOCK OPTION PLAN
                      [AS AMENDED THROUGH OCTOBER 31, 2002]

         Horizon Health Corporation, a Delaware corporation (the "Corporation"), hereby establishes this Horizon Health Corporation 1998 Stock Option Plan (the "Plan").

                         SECTION 1. PURPOSE; DEFINITIONS

         The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating directors, officers, key employees and consultants and to provide the Corporation and its Subsidiaries with a stock option plan providing incentives directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

         For purposes of the Plan, the following terms are defined as set forth below:

                  a. "Board" means the Board of Directors of the Corporation.

                  b. "Cause" means (except as otherwise provided by the Committee in the option agreement relating to any Stock Option) (i) the willful and continued failure of the optionee to perform substantially the optionee's duties with the Corporation or one of its Subsidiaries (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the optionee by the optionee's immediate supervisor or the Chief Executive Officer of the Corporation (or, in the case of the Chief Executive Officer of the Corporation as the optionee, the Board of Directors) which specifically identifies the manner in which the optionee's immediate supervisor or the Chief Executive Officer of the Corporation (or, in the case of the Chief Executive Officer of the Corporation as the optionee, the Board of Directors) believes the optionee has not substantially performed the optionee's duties, or (ii) the willful engaging by the optionee in illegal conduct or ordinary misconduct which is materially and demonstrably injurious to the Corporation. Notwithstanding the foregoing, if an optionee is a party to an employment or consulting agreement with the Corporation or any Subsidiary that contains a definition of "Cause," such definition shall apply to such optionee for purposes of the Plan except to the extent otherwise provided by the Committee in the option agreement relating to any Stock Option. Except as may otherwise be provided in any such employment or consulting agreement, if applicable, the existence of Cause shall be determined by the Board of Directors of the Corporation in its sole discretion and in good faith.

                  c. "Change of Control means (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(e) or 14(d)(2) of the Exchange Act) (an "Acquiring Person") of beneficial ownership (within the meaning of Rule 13d-e promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of Common Stock of the Corporation (the "Outstanding Corporation common stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Corporation, (ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation;
(b) individuals

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who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Acquiring Person other than the Board; or (c) approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation.

                  d. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

                  e. "SEC" means the Securities and Exchange Commission or any successor agency.

                  f. "Committee" means the Committee referred to in Section 2.

                  g. "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

                  h. "Constructive Termination" means the assignment to the optionee of any duties inconsistent in any material respect with the optionee's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as exists at the time of a Change of Control, or any other action by the Corporation which results in material diminution in such position, authority, duties or responsibilities.

                  i. "Corporation" means Horizon Health Corporation, a Delaware corporation.

                  j. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

                  k. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  l. "Fair Market Value" means, as of any given date, the closing price per share of the Common Stock on that date on the Nasdaq National Market or on such national securities exchange on which the Common Stock is then listed, as applicable, or, if no shares of Common Stock were traded on that date, on the most recent day on which shares were traded, as reported by the National Quotation Bureau, Inc. or other national quotation service.

                  m. "Non-Employee Director" means a member of the Board who qualifies as a Non-Employee Director as defined in Rule 16b-3(b)(3), as promulgated by the SEC under Section 16(b) of the Exchange Act, or any successor definition adopted by the SEC.

                  n. "Plan" means the Horizon Health Corporation 1998 Stock Option Plan, as set forth herein and as hereafter amended from time to time.


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                  o. "Retirement" means retirement from active employment with the Corporation or a Subsidiary under the retirement policies of the Corporation applicable to it and its Subsidiaries.

                  p. "Rule 16b-3" means Rule 16b-3, as promulgated by the SEC under Section 16(b) of the Exchange Act, as amended from time to time.

                  q. "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(c) of the Code.

                  r. "Stock Option" means a Stock Option granted under the Plan.

                  s. "Subsidiary" means a corporation or other entity controlled by, or under common control with the Corporation.

                  t. "Termination of Employment" means, with respect to any optionee under the Plan, the termination of such optionee's employment with the Corporation and its Subsidiaries. An optionee employed by a Subsidiary shall also be deemed to incur a Termination of Employment if such Subsidiary ceases to be a Subsidiary and such optionee does not immediately thereafter become an employee of the Corporation or another Subsidiary. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its Subsidiaries shall not be considered Terminations of Employment.

         In addition, certain other capitalized terms used herein have definitions specified for them elsewhere herein.

                            SECTION 2. ADMINISTRATION

         The Plan shall be administered by the Compensation and Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of two or more Non-Employee Directors, each of whom shall be an "outside director" for purposes of Section 162(m)(4)(c)(i) of the Code, and who shall be appointed by and serve at the pleasure of the Board.

         The Committee shall have plenary authority to grant Stock Options upon such terms (not inconsistent with the terms of the Plan) as are determined by the Committee to directors, officers and key employees of the Corporation and its Subsidiaries.

         Among other things, the Committee shall have the authority, subject to the terms of the Plan:

                  (a) To select the directors, officers, employees and consultants to whom Stock Options may from time to time be granted;

                  (b) To determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder; and


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                  (c) To determine the terms and conditions of any Stock Option granted hereunder and the terms of any agreement relating thereto (including, but not limited to, the option price (subject to Section 5(a) hereof), any vesting condition, restriction or limitation (which may be related to the performance of the optionee, the Corporation or any Subsidiary) and any vesting modification, acceleration or forfeiture waiver regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Stock Option granted under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

         The Committee may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

         Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and optionees under the Plan.

         Any authority granted to the Committee may also be exercised by the full Board, except to the extent that the grant or exercise of such authority would cause any Stock Option or transaction to become subject to (or lose an exemption under) the short-swing profit recovery provisions of Section 16 of the Exchange Act or to lose the Section 162(m) Exemption with respect thereto. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

                     SECTION 3. COMMON STOCK SUBJECT TO PLAN

         Subject to adjustment as provided in the last paragraph of this Section 3, (i) the total number of shares of Common Stock reserved and available for grant under the Plan shall be eight hundred thousand (800,000), and (ii) during any fiscal year of the Corporation, no person may be granted Stock Options under the Plan covering in excess of one hundred fifty thousand (150,000) shares of Common Stock. Shares subject to a Stock Option under the Plan may be authorized and unissued shares or may be treasury shares.

         If any Stock Option terminates without being exercised, shares of Common Stock subject to such Stock Option shall again be available for distribution in connection with Stock Options under the Plan.

         In the event of any change in corporate capitalization of the Corporation, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the
Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such


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substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

                             SECTION 4. ELIGIBILITY

         Directors, officers, employees and consultants of the Corporation and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the business of the Corporation and its Subsidiaries are eligible to be granted Stock Options under the Plan.

                            SECTION 5. STOCK OPTIONS

         Stock Options may only be non-qualified Stock Options that do not qualify as "incentive stock options" within the meaning of Section 422 of the Code.

         The Committee shall have the authority to grant Stock Options to any eligible person at any time. Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face that it is intended to be an agreement for a non-qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution grants an individual a Stock Option (or on the date otherwise specified as the effective date of the grant by the Committee) and specifies the terms and provisions of the Stock Option. The Corporation shall notify an optionee of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the optionee. Such agreement or agreements shall become effective upon execution by the Corporation.

         Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

                  (a) Option Price. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

                  (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Stock Option is granted.

                  (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option vests or is exercisable only in installments, the Committee may at any time waive or modify such installment vesting or exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the vesting and/or exercisability of any Stock Option.


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                  (d) Method of Exercise. Subject to the vesting provisions
applicable to a Stock Option and to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

                  Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. Payment may also be made in whole or in part by tendering to the Company shares of the Common Stock of the Company already owned by the optionee which were acquired at least six months prior to the Stock Option exercise date and valued at an aggregate Fair Market Value as of the date of exercise equal to the aggregate Option Price for the shares being purchased. Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested by the Corporation, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms. In addition, payment for any shares subject to a Stock Option may also be made by instructing the Committee to withhold a number of such shares being issued on the exercise of such Stock Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the exercised Stock Option. Any shares of stock subject to a Stock Option that are withheld upon the exercise of such Stock Option for the purposes of the payment of the exercise price or withholding taxes applicable as a result of the exercise of stock options, shall again be available for issuance in connection with options thereafter granted under the Plan in the same manner as shares subject to an Option that terminates without exercise become available under the Plan. However, the Option to which such withheld shares related shall be cancelled and no longer outstanding.

                  No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall only have the rights of a stockholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), after the optionee has given written notice of exercise, paid in full for such shares and, if requested, given the representation described in Section 8(a).

                  (e) Transferability of Stock Options. Stock Options shall be transferable by the optionee only pursuant to the following methods: (i) by will or the laws of descent and distribution; or (ii) as a gift to family members of the optionee or to trusts for the benefit of family members of the optionee or to charities or other not-for-profit organizations; or (iii) to an entity (other than a public company) controlled or owned by, or for the benefit of, family members of the optionee. Except to the extent provided in this Section 5(e) or in Section 5(f), (g) and (h) below, Stock Options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise), shall not be subject to execution, attachment or similar process, and may be exercised during the lifetime of the holder thereof only by such holder.

                  (f) Termination Upon Disability or Death.


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                           (1) Unless otherwise determined by the Committee and
expressly provided otherwise in the option agreement, if a Termination of Employment of an optionee occurs by reason of Disability of such optionee, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the date of such Termination of Employment, for a period of ninety (90) days (or such other period as the Committee may specify in the option agreement) from such date or until the expiration of the stated term of such Stock Option, whichever period is shorter (but no further installments of such Stock Option shall vest during such ninety (90) day period and all portions of such Stock Option not exercisable on the date of such Termination of Employment shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety.

                           (2) Unless otherwise determined by the Committee and
expressly provided otherwise in the option agreement, upon the death of an optionee, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the date of death, for a period of one hundred and eighty (180) days (or such other period as the Committee may specify in the option agreement) following the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter, by the optionee's legal representatives or distributees having the valid authority to exercise such right (but no further installments of such Stock Option shall vest during such one hundred and eighty (180) day period and all portions of such Stock Option not exercisable on the date of death shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety.

                  (g) Termination Upon Retirement. Unless otherwise determined by the Committee, if a Termination of Employment of an optionee occurs by reason of retirement of such optionee, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the date of such Retirement for a period of ninety (90) days (or such other period as the Committee may specify in the option agreement) from the date of such Retirement or until the expiration of the stated term of such Stock Option, whichever period is shorter (but no further installments of such Stock Option shall vest during the ninety (90) day period and all portions of such Stock Option not exercisable on the date of such Retirement shall terminate immediately on such date), and thereafter such Stock Option shall terminate in its entirety; provided, however, that if the optionee dies within such ninety
(90) day period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the date of death for a period of one hundred and eighty (180) days from the date of death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

                  (h) Other Terminations. Unless otherwise determined by the Committee and expressly provided otherwise in the option agreement, (1) if an optionee voluntarily effects his or her Termination of Employment, then each Stock Option held by such optionee to the extent unexercised shall terminate in its entirety on the date of such Termination of Employment, (2) if the Termination of Employment of an optionee is effected by the Corporation or a Subsidiary for Cause, then each Stock Option held by such optionee to the extent unexercised shall terminate in its entirety on the date of such Termination of Employment, and (3) if the Termination of Employment of an optionee is effected by the Corporation or a Subsidiary without Cause, then each Stock Option held by such optionee to the extent exercisable on the date of such Termination of Employment shall terminate thirty (30) days after such date (but no further installments of such Stock Option shall vest during such thirty (30) day period and all portions of


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such Stock Option not exercisable on the date of such Termination of Employment shall terminate immediately on such date) and thereafter such Stock Option shall terminate in its entirety.

                  (i) Consultant or Director Status. Notwithstanding the foregoing provisions of Sections 5(f), 5(g) and 5(h), a Stock Option held by an optionee shall not terminate upon the Termination of Employment of such optionee if such optionee continues to serve as a consultant or director to the Corporation or any of its Subsidiaries, in which case such Stock Option shall continue in effect, including future vesting of installments, until the status of such optionee as a consultant or director terminates at which time the Stock Option shall terminate on the date of such termination of consultant or director status on the same basis as provided above in this Section 5 with respect to Termination of Employment status.

                  (j) Acceleration Upon Change of Control. Unless otherwise determined by the Committee and expressly provided otherwise in the option agreement, Stock Options granted under the Plan with a vesting date no more than three years from the date of the optionee's Termination of Employment or termination of consultant or director status with the Corporation will accelerate as to vesting upon the termination by the Corporation of such employment or consulting or director status (including Constructive Termination), except when such termination is for Cause, and only when such termination follows a Change of Control.

                          SECTION 6. TAX OFFSET BONUSES

         At the time a Stock Option is granted hereunder or at any time thereafter, the Committee in its sole discretion may grant to the optionee receiving such Stock Option the right to receive a cash payment in an amount specified by the Committee, to be paid at such time or times (if ever) as the Stock Option results in compensation income to the optionee, for the purpose of assisting the optionee to pay the resulting taxes, all as determined by the Committee and on such other terms and conditions as the Committee shall determine.

                   SECTION 7. TERM, AMENDMENT AND TERMINATION

         The Plan will terminate ten (10) years after the effective date of the Plan. Under the Plan, Stock Options outstanding as of such date shall not be affected or impaired by the termination of the Plan. Notwithstanding the foregoing statements, subject to and conditioned upon the requirement that Stock Options have been granted for all the shares reserved for issuance under the Plan, during the initial ten-year term of the Plan, the term of the Plan shall be automatically extended for an additional 10 years to permit the grant of Stock Options pursuant to the Plan for the number of shares (and no more) that become available for Stock Options, whether such occurs before or after such initial ten-year term, as a result of the termination or forfeiture of previously granted Stock Options or the withholding of shares otherwise issuable upon the exercise of previously granted Stock Options to pay either the exercise price of such previously granted Stock Options or the withholding taxes payable upon the exercise of such previously granted Stock Options.

         The Board may amend, alter, or discontinue the Plan in any respect whatsoever, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under a Stock Option theretofore granted without the optionee's consent, except such an amendment made to cause the Plan to qualify for any exemption provided by Rule 16b-3. In


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addition, no such amendment shall be made without the approval of the
Corporation's stockholders to the extent, if at all, such approval is required by applicable law, stock market or exchange rule, or agreement.

         The Committee may amend in any respect whatsoever the terms of any Stock Option theretofore granted, but no amendment may impair the rights of any holder of such Stock Option without such holder's consent except an amendment made to cause the Plan or Stock Option to qualify for any exemption provided by Rule 16b-3.

         Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

                          SECTION 8. GENERAL PROVISIONS

                  (a) The Committee may require each person purchasing or receiving shares pursuant to a Stock Option to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. Notwithstanding any other provisions of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

                           (1) Listing or approval for listing upon notice of
issuance, of such shares on the Nasdaq National Market or such other securities exchange as may at the time be the principal market for the Common Stock;

                           (2) Any registration or other qualification of such
shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

                           (3) Obtaining any other consent, approval, or permit
from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

                  (b) Nothing contained in the Plan shall prevent the Corporation or any Subsidiary from adopting other or additional compensation arrangements for its employees.

                  (c) Adoption of the Plan shall not confer upon any employee any right to continue employment, nor shall it interfere in any way with the right of the Corporation or any Subsidiary to terminate the employment of any employee at any time.

                  (d) No later than the date as of which an amount first become includible in the ordinary income of the optionee for federal income tax purposes with respect to any Stock Option under the Plan, the optionee shall pay to the Corporation, or make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Withholding


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obligations may be settled with Common Stock, including the withholding of
Common Stock that is part of the Stock Option issuable upon exercise of the Stock Options that gives rise to the withholding requirement. The obligations of the Corporation under the Plan and the Stock Option shall be conditional on such payment or arrangements, and the Corporation and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the optionee. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

                  (e) The Committee shall establish such procedures as it deems appropriate for an optionee to designate a beneficiary by whom any rights of the optionee, after the optionee's death, may be exercised.

                  (f) In the case of a grant of a Stock Option to any employee of a Subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Stock Option to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Stock Option specified by the Committee pursuant to the provisions of the Plan.

                  (g) The Plan and all Stock Options made and actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

                  (h) Anything in this Plan to the contrary notwithstanding, the Board may, without further approval by the stockholders, substitute new options for, or assume, prior options of any corporation which engages with the Corporation or any of its Subsidiaries in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an incentive stock option), or any parent or any subsidiary of such corporation.

                  (i) With respect to optionees subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, the Stock Option or action shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.



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                        SECTION 9. EFFECTIVE DATE OF PLAN

         The Plan shall be effective as of the date it is approved by at least a majority of the shares of Common Stock of the Corporation represented by proxy or in person and entitled to vote at a meeting of the stockholders of the Corporation having as one of its purposes voting on approval of the adoption of the Plan by the Corporation.

                    SECTION 10. INDEMNIFICATION OF COMMITTEE

         In addition to such other rights of indemnification as they may have as directors of the Corporation or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by a majority of the disinterested directors of the Corporation or by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that a member of the Committee is liable for gross negligence or intentional and willful misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, such member of the Committee shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.


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